                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    Form 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):   November 3, 1997
                                                 ---------------------

                            Quaker State Corporation
                            ------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                      1-2677                       25-0742820
------------------------     ---------------------         ---------------------
(State of incorporation)     (Commission File No.)         (IRS Employer ID No,)

225 E. John Carpenter Freeway, Irving, Texas                         75062
--------------------------------------------                       ---------
(Address of principal executive offices)                           (Zip Code)


                                 (972) 868-0400
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, If Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On October 29, 1997, Quaker State Corporation (the "Registrant" or "Quaker State") and its wholly owned subsidiary Quaker State Investment Corporation ("QSIC") entered into a Stock Purchase Agreement (the "Agreement") to sell all of the shares of stock of QSIC's wholly owned subsidiary, Truck-Lite Company, Inc. ("Truck-Lite"), to Truck-Lite Acquisition Corporation, a subsidiary of Penske Capital Partners LLC (the "Purchaser"). Truck-Lite is a manufacturer and marketer of vehicular lighting products. The sale was concluded on November 3, 1997. The consideration for the transaction was approximately $82 million in cash (subject to certain possible adjustments) and was arrived at through arm's length negotiations.

No material relationship between the Purchaser and the Registrant, or any of its affiliates, officers and directors existed prior to the transaction.

The description of the transaction contained herein is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 2 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(b)          Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial statements are filed with this report:

         Pro Forma Condensed Consolidated Statements of Operations of Quaker State Corporation and Subsidiaries for the year ended December 31, 1996 and the nine months ended September 30, 1997.

         Pro Forma Condensed Consolidated Balance Sheet of Quaker State Corporation and Subsidiaries as of September 30, 1997.

         Notes to Pro Forma Condensed Consolidated Balance Sheet and Statements of Operations.

On June 28, 1996 and October 2, 1996, Quaker State acquired all the stock of Blue Coral, Inc. ("Blue Coral") and Medo Industries, Inc. ("Medo"), respectively. The acquisitions have been accounted for under the purchase method and, accordingly, the operating results of Blue Coral and Medo have been included in the consolidated financial statements of Quaker State from the date of acquisition.

The adjustments presented in the Pro Forma statements are preliminary estimates and subsequent revisions may be necessary. The Pro Forma financial statements should be read in conjunction with the historical financial statements and other financial information of Blue Coral and Medo appearing elsewhere in Quaker State's Form 8-K/A-1, filed September 11, 1996, Form 8-K/A-1, filed December 17, 1996, and the historical financial statements and other financial information of Quaker State appearing in its 1996 Annual Report on Form 10-K and its quarterly reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

The unaudited Pro Forma Condensed Consolidated Statements of Operations of Quaker State Corporation and Subsidiaries for the nine months ended September 30, 1997 and the year ended December 31, 1996 present the combined historical results of Quaker State adjusted for the sale of Truck-Lite, purchase of Blue Coral (prior to the acquisition date of June 28, 1996), purchase of Medo (prior to the acquisition date of October 2, 1996) and pro forma results as though such sale or purchases had occurred on January 1, 1996. The unaudited Pro Forma Condensed Consolidated Statements of Operations do not purport to be indicative of the results which actually would have occurred if the acquisitions and sale had been consummated on January 1, 1996 or which may occur in the future.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

The unaudited Pro Forma Condensed Consolidated Balance Sheet of Quaker State Corporation and Subsidiaries as of September 30, 1997 presents the combined financial position of Quaker State adjusted for the sale of Truck-Lite as of September 30, 1997.

(c)  Exhibits.

         Item No.                                   Description
         --------                                   -----------
             2            Stock Purchase Agreement dated October 29, 1997 among Quaker State Corporation, Quaker State
                          Investment Corporation and Truck-Lite Acquisition Corporation with list of omitted schedules, filed herewith.

                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         QUAKER STATE CORPORATION
                                         (Registrant)

DATE:  November 17, 1997


                                         By: /s/ CONRAD A. CONRAD
                                            --------------------------------
                                            Conrad A. Conrad
                                            Vice Chairman and
                                            Chief Financial Officer

QUAKER STATE CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS, EXCEPT PER SHARE DATA, UNAUDITED)

                                       Quaker    Blue        Less:
                                      State(1)   Coral(2)  NicSand(3)  Adjustments Pro Forma  Medo(4)  Adjustments   Pro Forma
-------------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS EXCEPT PER SHARE DATA)

REVENUES
Sales and operating revenues        $ 1,200,229  $ 55,962  $ 2,282               $ 1,253,909 $ 54,293               $ 1,308,202
Other, net                                7,470        --       --                     7,470       --                     7,470
-------------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUES                        1,207,699    55,962    2,282                 1,261,379   54,293                 1,315,672

COSTS AND EXPENSES
Cost of sales and operating costs       821,530    30,523    1,474                   850,579   26,498                   877,077
Selling, general and administrative     296,221    20,485      562                   316,144   14,867 $ (2,498) (5)     328,513
Depreciation and amortization            38,578       696       21  $ 1,232  (6)      40,485    1,306    2,840  (6)      44,631
Interest                                 12,640       917       --      704  (7)      14,261      674    6,609  (7)      21,544
Unusual items                            14,507                                       14,507                             14,507
-------------------------------------------------------------------------------------------------------------------------------
TOTAL COSTS AND EXPENSES              1,183,476    52,621    2,057    1,936        1,235,976   43,345    6,951        1,286,272
-------------------------------------------------------------------------------------------------------------------------------
Pretax income (loss) from
    continuing operations                24,223     3,341      225   (1,936)          25,403   10,948   (6,951)          29,400
Provision for income taxes               10,500       264      109      298  (8)      10,953      312    1,287  (8)      12,552
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
    CONTINUING OPERATIONS           $    13,723  $  3,077  $   116  $(2,234)     $    14,450 $ 10,636 $ (8,238)      $   16,848
===============================================================================================================================

Weighted average
    shares outstanding                   34,465                         156 (9)                                          34,621
===============================================================================================================================

Per share:
Income from
    continuing operations            $     0.40                                                                      $     0.49
===============================================================================================================================

The accompanying notes are an integral part of these statements.

QUAKER STATE CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF
OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1996, CONTINUED
(IN THOUSANDS, EXCEPT PER SHARE DATA, UNAUDITED)

                                                           Less:
                                      Pro Forma        Truck-Lite(10)  Adjustments       Pro Forma
-----------------------------------------------------------------------------------------------------
(IN THOUSANDS EXCEPT PER SHARE DATA)

REVENUES
Sales and operating revenues          $ 1,308,202         $ 86,725                       $ 1,221,477
Other, net                                  7,470             (204)                            7,674
-----------------------------------------------------------------------------------------------------
TOTAL REVENUES                          1,315,672           86,521                         1,229,151

COSTS AND EXPENSES
Cost of sales and operating costs         877,077           61,618                           815,459
Selling, general and administrative       328,513           15,403                           313,110
Depreciation and amortization              44,631            2,797                            41,834
Interest                                   21,544               31        (4,826)(11)         16,687
Unusual items                              14,507                                             14,507
-----------------------------------------------------------------------------------------------------
TOTAL COSTS AND EXPENSES                1,286,272           79,849        (4,826)          1,201,597
-----------------------------------------------------------------------------------------------------
Pretax income (loss) from
    continuing operations                  29,400            6,672         4,826              27,554
Provision for income taxes                 12,552            2,600         1,930 (12)         11,882
-----------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
    CONTINUING OPERATIONS                  16,848         $  4,072       $ 2,896         $    15,672
=====================================================================================================

Weighted average
    shares outstanding                     34,621                                             34,621
=====================================================================================================

Per share:
Income from
    continuing operations             $      0.49                                        $      0.45
=====================================================================================================

The accompanying notes are an integral part of these statements.

QUAKER STATE CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
(IN THOUSANDS, EXCEPT PER SHARE DATA, UNAUDITED)

                                                              Quaker
                                                              State(1)     Adjustments       Pro Forma
---------------------------------------------------------------------------------------------------------
(IN THOUSANDS EXCEPT PER SHARE DATA)

REVENUES
Sales and operating revenues                                 $ 916,983                         $ 916,983
Other, net                                                       4,551                             4,551
---------------------------------------------------------------------------------------------------------
    TOTAL REVENUES                                             921,534                           921,534

COSTS AND EXPENSES
Cost of sales and operating costs                              590,311                           590,311
Selling, general and administrative                            247,032                           247,032
Depreciation and amortization                                   30,303                            30,303
Interest                                                        20,251      $ (3,619) (11)        16,632
Unusual item                                                     4,667                             4,667
---------------------------------------------------------------------------------------------------------
     TOTAL COSTS AND EXPENSES                                  892,564        (3,619)            888,945
---------------------------------------------------------------------------------------------------------
Pretax income from continuing operations                        28,970         3,619              32,589
Provision for income taxes                                      11,800         1,448  (12)        13,248
---------------------------------------------------------------------------------------------------------

INCOME FROM CONTINUING OPERATIONS                            $  17,170      $  2,171           $  19,341
=========================================================================================================

Weighted average shares outstanding                             35,256                            35,256
=========================================================================================================

Per share:
Income from continuing operations                            $    0.49                         $    0.55
=========================================================================================================

The accompanying notes are an integral part of these statements.

QUAKER STATE CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 1997
(IN THOUSANDS)

                                                          Quaker        Less:
                                                         State(1)    Truck-Lite(10)  Adjustments  Pro Forma
------------------------------------------------------------------------------------------------------------
(IN THOUSANDS EXCEPT SHARE DATA)
ASSETS
Current assets:
Cash and cash equivalents                                $    16,706                            $    16,706
Accounts and notes receivable, net of allowance              190,206                                190,206
Inventories                                                   92,507                                 92,507
Other current assets                                          22,233                                 22,233
Net assets of discontinued operations                         34,428  $  34,428                          --
-------------------------------------------------------------------------------------------------------------
    Total current assets                                     356,080     34,428                     321,652
-------------------------------------------------------------------------------------------------------------
Property, plant and equipment, net of
  accumulated depreciation                                   234,251                                234,251
Other assets                                                 531,372                                531,372
=============================================================================================================
      TOTAL ASSETS                                       $ 1,121,703  $  34,428                 $ 1,087,275
=============================================================================================================

LIABILITIES
Current liabilities:
Accounts payable                                         $    75,624                            $    75,624
Accrued liabilities                                           80,700            $  19,972 (13)      100,672
Installments on long-term debt, payable within one year        1,198                                  1,198
------------------------------------------------------------------------------------------------------------
    Total current liabilities                                157,522               19,972           177,494
------------------------------------------------------------------------------------------------------------
Long-term debt, less current installments                    458,717              (82,000)(11)      376,717
Other long-term liabilities                                  188,711                                188,711
------------------------------------------------------------------------------------------------------------
    Total liabilities                                        804,950              (62,028)          742,922
------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
Capital stock                                                 36,852                                 36,852
Additional capital                                           194,653                                194,653
Retained earnings                                            114,012               27,600 (14)      141,612
Treasury Stock, at cost                                      (26,924)                               (26,924)
Other, net                                                    (1,840)                                (1,840)
-------------------------------------------------------------------------------------------------------------
    Total stockholders' equity                               316,753               27,600           344,353
-------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $ 1,121,703            $ (34,428)      $ 1,087,275
=============================================================================================================

The accompanying notes are an integral part of these statements.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Explanation of adjustments to the Pro Forma Consolidated Statements of Operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 and the Balance Sheet as of September 30, 1997 in connection with the sale of Truck-Lite and the acquisitions of Blue Coral and Medo are presented below:

(1) Quaker State's historical data represents reported results of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 and the balance sheet as of September 30, 1997. Truck-Lite's results of operations for the nine months ended September 30, 1997 were presented as discontinued operations in Quaker State's September 30, 1997 Condensed Consolidated Statement of Operations.

(2) Blue Coral's historical data represents activity for the six months ended June 28, 1996 adjusted for the sale of its interest in NicSand, Inc., on October 31, 1996. Blue Coral's activity for the six months ended December 31, 1996 is included in Quaker State's historical data for the year ended December 31, 1996 as this activity was subsequent to the acquisition date.

(3) To record the sale of Blue Coral's interest in NicSand, Inc. effective October 31, 1996. Amounts represents activity from June 28, 1996 (the date of acquisition) through September 30, 1996, which are reflected in Quaker State's historical data for the year ended December 31, 1996.

(4) Medo's historical data represents activity for the nine months ended September 30, 1996.

(5) To record a reduction in Medo's salaries as a result of the acquisition for the year ended December 31, 1996 and to reverse bonuses paid by Medo in September 1996, in connection with the acquisition.

(6) To record amortization of excess of purchase price over fair market value of assets acquired by Quaker State ($82.2 million for Blue Coral and $145.9 million for Medo), for the year ended December 31, 1996. Amortization is calculated on a straight-line basis over periods not exceeding 40 years.

(UNAUDITED)

(7) To record the net effect on interest expense of the payment of Blue Coral and Medo indebtedness and the increase in debt due to Quaker State's borrowings in connection with the acquisitions for the year ended December 31, 1996. Calculation of adjustment is as follows (in thousands):

Initial Blue Coral borrowing                                $ 71,000
Less:  Cash received from sale of NicSand                      9,471
                                                            --------
Net Blue Coral borrowings                                   $ 61,529
Effective annual interest rate                                 5.710%
Number of months pro forma interest expense calculated             6
                                                            --------
Gross increase in interest expense                          $  1,757
Less:
   Blue Coral interest expense on books                          917
   Interest expense related to NicSand                           136
                                                            --------
Net pro forma adjustment for Blue Coral                     $    704
                                                            ========

Initial Medo borrowing                                      $165,000
Effective annual interest rate                                 5.885%
Number of months pro forma interest expense calculated             9
                                                            --------
Gross increase in interest expense                          $  7,283
Less:  Medo interest expense on books                            674
                                                            --------
Net pro forma adjustment for Medo                           $  6,609
                                                            ========

(8) To record an income tax provision (benefit) for the results of operations of Blue Coral and Medo and the tax effect of pro forma adjustments for the year ended December 31, 1996.

(9) To increase the number of weighted average shares outstanding due to the acquisition of Blue Coral. Calculation is as if shares were issued January 1, 1996 and shares repurchased from former Blue Coral stockholder were repurchased January 1, 1996.

(10) Truck-Lite's historical data represents results of operations for the year ended December 31, 1996 and balance sheet data as of September 30, 1997.

(UNAUDITED)

(11) To record the reduction of indebtedness and related effect on interest expense due to Quaker State's sale of Truck-Lite as of September 30, 1997, for the year ended December 31, 1996 and the nine months ended September 30, 1997 . Calculation of adjustment is as follows (in thousands):

          Proceeds from sale                                          $82,000
          Effective annual interest rate                                5.885%
          Number of months pro forma interest expense calculated            9
                                                                      -------
          Gross decrease in interest expense in 1997                  $ 3,619
                                                                      =======

          Proceeds from sale                                          $82,000
          Effective annual interest rate                                5.885%
          Number of months pro forma interest expense calculated           12
                                                                      -------
          Gross decrease in interest expense in 1996                  $ 4,826
                                                                      =======

(12) To record the tax effect of pro forma adjustments for the year ended December 31, 1996 and the nine months ended September 30, 1997.

(13) To accrue the estimated tax liability and other closing costs in connection with the sale of Truck-Lite as of September 30, 1997.

(14) To adjust Retained Earnings in connection with the sale of Truck-Lite.

                                 EXHIBIT INDEX


Exhibit No.                         Description
-----------                         -----------
     2                    Stock Purchase Agreement dated October 29, 1997 among Quaker State Corporation, Quaker State
                          Investment Corporation and Truck-Lite Acquisition Corporation with list of omitted schedules, filed herewith.